                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ ROBERT H. WARRINGTON
                              Robert H. Warrington

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ JOHN D. BOYLES
                              John D. Boyles

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ RICHARD M. DEVOS, JR.
                              Richard M. DeVos, Jr.

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ KEVIN T. KABAT
                              Kevin T. Kabat

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 23, 1998             /S/ JOHN P. KELLER
                              John P. Keller

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ DAVID J. WAGNER
                              David J. Wagner

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ MARGARET SELLERS WALKER
                              Margaret Sellers Walker

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ RICHARD L. ANTONINI
                              Richard L. Antonini

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 21, 1998             /S/ WILLIAM G. GONZALEZ
                              William G. Gonzalez

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ HENDRIK G. MEIJER
                              Hendrik G. Meijer

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ PERCY A. PIERRE
                              Percy A. Pierre

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ MARILYN J. SCHLACK
                              Marilyn J. Schlack

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ PETER F. SECCHIA
                              Peter F. Secchia

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ WILLIAM P. CRAWFORD
                              William P. Crawford

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ JAMES P. HACKETT
                              James P. Hackett

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ ERINA HANKA
                              Erina Hanka

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ EARL D. HOLTON
                              Earl D. Holton

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ MICHAEL J. JANDERNOA
                              Michael J. Jandernoa

                         LIMITED POWER OF ATTORNEY
                           (ACQUISITION PROGRAM)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to 2,500,000 shares of common stock, $1.00 par value, of the Company (the "Common Shares") to be offered, issued and delivered on a delayed basis in future acquisition transactions that may be authorized by the Board of Directors of the Company or the Acquisition Committee thereof;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Common Shares; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Common Shares under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ FRED P. KELLER
                              Fred P. Keller